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                                                               EXHIBIT h(42)(b)
                                AMENDMENT NO. 1
                            PARTICIPATION AGREEMENT

      The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, First Allmerica Financial Life Insurance Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

      Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                   SCHEDULE A

------------------------------------- -------------------------------------- ---------------------------------

FUNDS AVAILABLE UNDER                 SEPARATE ACCOUNTS                      POLICIES FUNDED BY THE
THE POLICIES                          UTILIZING THE FUNDS                    SEPARATE ACCOUNTS
------------------------------------- -------------------------------------- ---------------------------------
AIM V.I. Capital Appreciation Fund    Fulcrum Account of First Allmerica     A3025-96GRC
AIM V.I. Value Fund                   Financial Life Insurance Company

                                      -------------------------------------- ---------------------------------

                                      FUVUL Separate Account of First        1036.NY-99GRC
                                      Allmerica Financial Life
                                      Insurance Company

                                      -------------------------------------- ---------------------------------

                                      Separate Account VA-P of First         Pioneer Vision; and Pioneer
                                      Allmerica Financial Life Insurance     C-Vision
                                      and Annuity Company
------------------------------------- -------------------------------------- ---------------------------------


      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: February 11, 2000
                -----------------
                                           AIM VARIABLE INSURANCE FUNDS, INC.


Attest: /s/ NANCY L. MARTIN                By: /s/ ROBERT H. GRAHAM
        ----------------------------       ------------------------------
Name:   Nancy L. Martin                    Name:  Robert H. Graham
Title:  Assistant Secretary                Title: President


(SEAL)
                                           A I M DISTRIBUTORS, INC.


Attest: /s/ NANCY L. MARTIN                By: /s/ MICHAEL J. CEMO
        ----------------------------       ------------------------------
Name:   Nancy L. Martin                    Name:  Michael J. Cemo
Title:  Assistant Secretary                Title: President



(SEAL)

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                                           FIRST ALLMERICA FINANCIAL LIFE
                                           INSURANCE COMPANY



Attest: /s/ SHELIA ST. HILAIRE             By:   /s/ RICHARD RILEY
        ----------------------------             ------------------------------

Name:   Shelia St. Hilaire                 Name: Richard Riley
        ----------------------------             ------------------------------
Title:  Assistant Vice President and       Title: President
        Counsel                                  ------------------------------
        ----------------------------



(SEAL)


                                           ALLMERICA INVESTMENTS, INC.



Attest: /s/ SHELIA ST. HILAIRE             By:   /s/ STEPHEN PARKER
        ----------------------------             ------------------------------

Name:   Shelia St. Hilaire                 Name: Stephen Parker
        ----------------------------             ------------------------------

Title:  Assistant Vice President and       Title: President
        Counsel                                  ------------------------------
        ----------------------------



(SEAL)
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